Exhibit 99.1

Investor and Analyst Day

June 17, 2015

Safety Share

. 2 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Safe Harbor Statement

Forward-looking statements. The Babcock & Wilcox Company (“B&W”) cautions that this presentation contains forward-looking statements, including, without limitation, statements relating to the timing of and expected benefits associated with the planned spin-off of Babcock & Wilcox Enterprises, Inc. (“New B&W”) into an independent public company; backlog, to the extent it may be viewed as an indicator of future revenues; management’s expectations regarding the industries in which we operate; our guidance and forecasts for 2015; and our projected operating margin improvements, savings and restructuring costs. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, the proposed spin-off not being completed as anticipated or at all; delays or other difficulties in completing the spin-off, including the inability to satisfy the conditions for its completion; disruptions experienced with customers and suppliers; adverse changes in the industries in which we operate and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see B&W’s filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2014 and subsequent quarterly report on Form 10-Q. See also New B&W’s filings with the SEC, including the information statement included as an exhibit to New B&W’s registration statement on Form 10. B&W and New B&W caution not to place undue reliance on these forward-looking statements, which speak only as of June 17, 2015, the date of this presentation, and undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

Pro-forma financial information. The pro forma financial data in this presentation reflects transactions related to the spin-off and is subject to assumptions and adjustments described in New B&W’s registration statement on Form 10. New B&W’s management believes these assumptions and adjustments are reasonable under the circumstances and given the information available at this time. The pro forma financial data does not purport to represent what New B&W’s financial position and results of operations actually would have been had the spinoff occurred on the dates indicated, or to project New B&W’s financial performance for any future period following the spinoff.

Non-GAAP financial information. This presentation includes Adjusted Earnings per Share as a non-GAAP financial measure. A reconciliation to GAAP Earnings per Share, the most directly comparable GAAP measure, is included at the end of this presentation. This presentation also discusses targeted EBITDA growth. EBITDA is a non-GAAP financial measure defined by New B&W as earnings before interest, taxes, depreciation and amortization. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.

. 3 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Agenda

Topic Presenter

Introduction

Leslie Kass VP, Investor Relations & Communications

B&W Company Overview

Global Services Business

Global Power Business

Industrial Environmental Business

Jim Ferland Chairman & CEO

Financial Overview

Jenny Apker SVP and CFO

Closing Remarks

Jim Ferland Chairman & CEO

Q&A Session

. 4 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Company Overview

. 5 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

148 Years of Success in Power Generation

“…the best boiler God has permitted man yet to make.”

Thomas A. Edison (1888)

Leading technology base

Combustion systems

Fluid flow systems

Heat transfer systems

Emissions control systems

Steam/its generation and use

Longest continuously published engineering text of its kind in the world

Published by B&W since 1875

Used by power engineers worldwide

New 42nd edition published in 2015

. 6 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

B&W Company Profile

Headquarters: Charlotte, NC

Incorporation: Delaware

Chairman & CEO: E. James Ferland

Employees: Approximately 6,000 employees, in addition to 2,500 joint venture employees worldwide

Global leader in energy and environmental technologies and services for the power and industrial markets

Installed electricity generation capacity of more than 300,000 MW in more than 90 countries

Ability to service B&W and competitor products

Pioneered environmental equipment in the 1970s with most comprehensive suite of products available

Employees in 25 countries

. 7 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Spin-Off Overview

Overview

Ticker

Exchange

Distribution Ratio

Expected Sharecount

Record Date

Distribution Date

Trading Begins

BW

NYSE

1:2 (BW to BWC)

53.5M fully diluted shares outstanding

June 18, 2015

June 30, 2015

July 1, 2015

. 8 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Three-Pronged Strategy Drives EPS Growth and Shareholder Value

Optimize Traditional Business to Align with Changing Market (Increase Margin)

Pursue Growth Opportunities in International Market

(Increase Revenue)

Continue Disciplined Acquisition Program

(Increase Revenue and Margin)

. 9 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Post-Spin Benefits and Opportunities

Increases Management Focus on Operations

Better Positions B&W for Changing Industry Dynamics

Increases International Tax Optionality

Facilitates Board Emphasis on Long-Term Strategy

.. 10 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Investment Highlights

Strong Foundation

Great Brand Associated with Quality, Reliable Delivery and Innovation

Customer and Strategic Partner Relationships

Experienced Management Team

Recurring Aftermarket Services Business

Significant Earnings Upside

Three-Pronged Growth Strategy Aligned with Businesses

Technology Leader in Global Power Generation

Established Platform in Industrial Environmental Market

Strong Balance Sheet Enables Strategy Execution

.. 11 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Business Model Delivers Maximum Customer Value

B&W engineers custom solutions that are difficult to replicate and are fundamental to reliable operations and regulatory compliance

Custom Technology Solutions

Engineering and Design

Manufacturing

Complex Project Management

Customer Relationship Management

Strategic Sourcing

Facility Operation

On-Site Installation

Each new installation provides attractive aftermarket opportunities

. 12 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Skilled Management Team

Finance

Jenny Apker

Senior Vice President & Chief Financial Officer

Chairman and Chief Executive Officer

Jim Ferland

Global Services

Division

Mark Low

Senior Vice President

Global Power Division

Paul Scavuzzo

Senior Vice President

Industrial Environmental Division

Ken Zak

Senior Vice President

Operations

Pete Goumas

Senior Vice President

Corporate Development and Treasury

Mark Carano

Senior Vice President & Treasurer

Business Development

Elias Gedeon

Senior Vice President & Chief

Business Development Officer

Investor Relations and Communications

Leslie Kass

Vice President

Legal

André Hall

Senior Vice President & General Counsel

Human Resources

Wendy Radtke

Senior Vice President

. 13 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Experienced Board of Directors Thomas A. Christopher

Jim Ferland

Chairman and Chief Executive Officer

Former Vice Chairman of AREVA, Mr. Christopher also served as its President and CEO from 2000 to 2009. Before that, he held a number of positions at Westinghouse, including Vice President and General Manager, Westinghouse Power Services.

Cynthia S. Dubin

Ms. Dubin is Finance Director for JKX Oil & Gas, an LSE-listed oil and gas exploration and production company. From 2006-2011 she was co-founder and CFO of Canamens, a pan European oil and gas company. She was with Edison Mission Energy from 1993-2005, latterly as VP and CFO for EMEA.

Brian K. Ferraioli

Mr. Ferraioli is the Executive Vice President and Chief Financial Officer for KBR, a global technology, engineering, procurement and construction company. He was formerly Executive Vice President and CFO of The Shaw Group, which was acquired by CB&I in February 2013.

Stephen G. Hanks

From November 2007 until his retirement in January 2008, Mr. Hanks served as President of the Washington Division of URS Corporation, an engineering, construction and technical services company, as well as a member of the Board of Directors. From June 2001 to November 2007, he was President and CEO of Washington Group Intl.

Anne R. Pramaggiore

Ms. Pramaggiore is President and CEO of ComEd, an electric utility company delivering electricity to 3.8 million customers in Chicago and Northern Illinois. Ms. Pramaggiore also serves as a board member of Chicago Federal Reserve Board, Motorola Solutions, and several civic and community organizations.

Larry L. Weyers

Prior to his retirement in March 2010, Mr. Weyers served as Chairman of Integrys Energy Group, Inc., a holding company with operations providing products and services in regulated and non-regulated energy markets. He also serves as VP and Lead Director of the Board of Directors of Green Bay Packers, Inc., on which he has served since 2003.

. 14 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Consolidated Revenue Overview

2015E B&W Revenue Breakdown

Other 21%

Renewables 18%

Gas 6%

Coal 55%

Other

7%

Asia 9%

Europe 19%

North America 65%

Aftermarket coal will be a solid base for the business while our strategy drives growth and diversification

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Business Segments Align with Growth Strategy

Global Services

Parts and technical services

Service projects

Construction services

Operations and maintenance

Global Power

Utility steam generation

Renewable power

Industrial power

Environmental solutions

Industrial Environmental

Air pollution control systems

Coating and drying equipment

Replacement parts

Preventive maintenance

Optimize Traditional Business to Align with Changing

Markets

Pursue Growth

Opportunities in

International Markets

Continue Disciplined

Acquisition Program

. 16 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Global Services

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Global Services Overview

2014 Revenue by Segment

69% U.S.

Service Projects 31%

Construction Services 27%

$908.7M

Parts and Technical Services 34%

31% International

Operations and Maintenance, 8%

Aftermarket products and services for steam generating equipment and associated environmental and auxiliary equipment

Servicing B&W installed electricity generation capacity of approximately 300,000 MW in more than 90 countries plus competitor equipment

Supports general industry and renewable boilers, including waste-to-energy and pulp & paper

Extensive network of regionally located service centers, technical support personnel and global sourcing capabilities

Parts and Service Projects Construction Services Operations and Technical Services Maintenance

Optimize Traditional Business to Align with Changing Markets

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Market Overview

2014 Total Revenue Breakdown

Non-Coal 30%

Intl. Coal 15%

U.S. Coal 55%

2014 Non-Coal Revenue Breakdown

53%

International

Natural Gas 15%

General Industry 58%

Renewable 27%

47% U.S.

Renewable

Biomass

Waste to Energy

General Industry

Petrochemical, Refinery

Pulp & Paper

Manufacturing

Metals

Cement

Total Electricity Generation in U.S. by Fuel with EPA Clean Power Plan(1)

% of Electricity Generated

0% 20% 40% 60% 80% 100% 120%

0% 1% 1% 1% 14% 17% 25% 25% 19% 19% 18% 18% 28% 32%

0.6% 31% 31%

0.4%

0.3% 0.3% 38% 31% 25% 25%

2015 2020 2025 2030

Coal Petroleum Natural Gas Nuclear Renewable Sources Other

Coal will continue to be a significant part of the U.S. electricity generation mix

B&W’s non-coal business represents a diverse customer base

Source: Analysis of the impacts of the Clean Power Plan, Energy Information Administration (EIA)

Footnote: (1) Base case normalized to %

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Competitive Positioning

U.S. Market Share: Coal-Fired Power Plants

Other, 3%

Riley Stoker (now BPI) 6%

B&W 35%

AMEC Foster Wheeler 14%

317GW

Alstom 42%

Source: Utility Data Institute, 2015

B&W is a strong international brand with a reputation of serving customer needs on time and within budget

Strong position in the U.S. power generation market with long-standing customer relationships

Global competitors vary, but many customers specifically want B&W quality and reliability

Growth in global installed base will provide additional opportunity in future years

Select Competitors

Footnote: Trademarks are the property of their respective owners.

. 20 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Global Services Strategy

1. Improve margins by enhancing operating model and reducing fixed overhead

2. Leverage position as an original equipment manufacturer to secure business on B&W units and offer increased reliability for non-B&W units

3. Create new sources of revenue through global expansion and innovation

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Ongoing Rationalization of Operations

Cambridge, Ontario

Ceased fossil operations in 2014 and consolidated into other North American sites

B&W Foundry (Barberton, OH)

Operations to be closed in June 2015 and replaced with strategic partnership

Melville, Saskatchewan

Plant to be mothballed upon completion of contract work in July 2015

Diamond Power Restructuring

Integration of parts businesses and reducing costs through make/buy decisions

Ongoing Pipeline of Initiatives

B&W continues to work toward maximum cost effectiveness across all manufacturing assets

2014

2015

2016

Magotteaux Partnership

Entered into a strategic agreement in January 2015 for the supply of pulverizers and other specialty castings and wear materials

Monterrey, Mexico

Expansion scheduled for completion in August 2015 and will enable high-quality and cost efficient service to the Americas

Through a critical but balanced evaluation approach, B&W is reducing fixed overhead and improving margins

. 22 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Case Study: B&W Foundry

B&W entered into a strategic agreement with Magotteaux, a world leader in casting engineered wear parts, in January 2015

This unique relationship will bring together B&W’s extensive pulverizer experience and Magotteaux’s expertise in wear materials, creating truly world-class products

Provides B&W access to new materials – higher value to our customer base

Opens new markets to B&W by supplying wear parts and other services

Magotteaux is a world leader in casting engineered wear parts

Variablizes B&W’s costs and places fixed pricing limits on B&W’s risk

Significant annual savings for B&W

. 23 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Opportunities for New Revenue

New channels to market through strategic partner relationships

Align with turbine generator suppliers to improve power generation plant efficiencies per EPA 111(d)

Expand Global Services through local service providers

Develop solutions to meet new regulatory requirements (e.g. coal ash ponds)

B&W offers two alternatives to coal ash ponds (Hydrobin® dewatering and submerged chain conveyor systems)

. 24 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Case Study: Alliant Ottumwa

Leveraging B&W technology to expand customer base (Alstom boilers)

Global Power

Environmental systems for SO2 and particulate/dust control and ash handling

Global Service

Major boiler upgrade provided in tandem with steam turbine upgrade

Construction advisory services, start-up and commissioning, Resident Service Engineer Program

Boiler cleaning equipment replacement parts, emerging opportunity for pulverizer wear parts

EPC construction service contract under JV model with Burns & McDonnell

Environmental compliance

Generating capacity increase (8%)

Plant heat rate improvement (4.5%)

. 25 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Global Power

. 26 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Global Power Overview

Steam generating systems for fossil fuels and renewable energy conversion for power generation and industrial uses

Environmental solutions include emissions control products and related equipment

Complex project execution from design through commissioning, offering predictable installation of reliable equipment

2014 Revenue by Segment

57%

U.S.

New Build Environmental 36%

$471.9M

New Build Steam Generation 64%

43%

International

Utility Steam Generation

Renewable Power

Industrial Power

Environmental Solutions

Pursue Growth Opportunities in International Market

. 27 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Market Opportunity

Select Fuels Generating Capacity (GWe) by Region

3,000 Coal Natural Gas Renewables

2,000

1,000

0

2014 2025 2014 2025 2014 2025 2014 2025

North America Central / South America

EMEA Asia Pacific

Source: IHS Energy Scenarios (Rivalry), July 2014

Global capital spending on power generation is and will continue to be robust

Energy policy and natural resource availability will drive technology selection

B&W possesses a strong brand and technology foundation

B&W is well-positioned to globally deploy our products and services

. 28 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Competitive Landscape

Competitors vary by market and product

B&W capability and diverse product portfolio allows for the right technology solution to be brought forward for each opportunity Business development processes and close alignment to our customers drive the pursuit of the most attractive opportunities Engage with strategic partners to enhance product offerings

Footnote: Trademarks are the property of their respective owners.

. 29 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Go-To-Market Strategy

Renewable

Look for policy drivers (landfill abatements and renewable mandates)

Enhance sales team to replicate U.K. and Nordic region market success

Leverage brand, capabilities and technology advantage

Create strategic partnerships

Look for strategic O&M opportunities

Coal

Driven by GDP, energy demand and natural resource availability

Selective bidding when B&W brand, capabilities and superior technology provide a competitive advantage

Strengthen partnerships with Asian trading houses

Partner with strategic turbine suppliers

Support and team with Asian and European EPC companies

Environmental

Global emissions regulations continue toward developed world standards in growing markets

Full suite of advanced environmental technologies capable of addressing specific client needs

Leverage diverse capabilities of affiliates to access new end markets

Bundle product offerings with steam generation projects to increase scope and value to owner

. 30 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Global Power Strategy

1. Focus on growth markets where demand and energy policy favor our technology (renewable energy and coal)

2. Invest in sales and business development infrastructure worldwide

3. Utilize Asian joint ventures for market access and competitive engineering and manufacturing

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Recent Project Awards Demonstrate Global Expansion is Underway

Emissions Control Project in Colorado

March 2015 – $40.3M

Biomass Power Plant in England

March 2015 – >$220M

Biomass Power Plant in Wales

January 2015 – >$200M

Supercritical Coal-Fire Boiler and SCR System in Vietnam January 2015

Waste-to-Energy Power Plant in Scotland December 2014 – $230M

Biomass Power Plant in Denmark

July 2014 – $80M

Two Subcritical Coal-Fired Boilers in Dominican Republic July 2014

. 32 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Case Study: Partnership Led to Win in Vietnam Duyen Hai 3 Extension Award

Project Highlights

Project is in a growth market (Southeast Asia)

Important partners and customer

Leveraged enterprise to drive competitiveness

B&W Technologies

Highly efficient supercritical boiler technology

Low NOx combustion technology

SCR and other auxiliary equipment

688 MW Supercritical Pulverized Coal Steam Generator

. 33 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Asian Joint Venture Strategy

B&W is positioned for new coal generation planned in Asia

Babcock & Wilcox Beijing Co. (Beijing, China) Manufacturing capacity of 5,000 MW per year, boilers and environmental, since 1986

Thermax Babcock & Wilcox Energy Solutions (Pune, India) 108 acre manufacturing facility with capacity of 3,000 MW per year, boilers and related equipment

Facilities provide:

Licensed products in domestic markets

Access to external markets (finance and customer driven)

Two different income streams (equity income and royalty)

Engineering and manufacturing support for the enterprise

Channel to take new products to markets faster.

. 34 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Case Study: Amager Bakke

Currently under construction, the Amager Bakke Waste-to-Energy plant is located in the city center of Copenhagen and is an environmental landmark with recreational ambitions

Plant Performance

Total plant efficiency > 99%

Electricity for 62,000 households

Heat for 160,000 households

10,000 tons of metals recovered

Burning 560,000 tons of waste per year

B&W Technologies

DynaGrate® combustion system

Multi pass waste-fired boiler

2 units each burning 840 t/d MSW

Inconel® boiler surface protection

Combined heat and power production

Front end SCR

. 35 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Case Study: Palm Beach County WTE Facility

B&W designed and built a 3,000 TPD mass burn facility in Palm Beach County, Florida, that opens June 2015

Palm Beach County (2016)

5% Landfill

36% Recycling

59% WTE

*Source: SWA

One of the largest waste-to-energy facilities in the world

1.7M tons of solid waste per year

Electric power capacity: 150 MW gross

Power for more than 85,000 homes

B&W technologies and services

Stirling® mass burn boilers (3 X 1000 TPD)

DynaGrate ® traveling grate combustion system

Emissions control system

O&M services (20-year contract)

.36 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Industrial Environmental

.37 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Industrial Environmental Overview

B&W acquired MEGTEC Systems, Inc. on June 20, 2014

40+ year history with ~600 employees across 13 offices globally

Asset-light flexible manufacturing platform

Significantly expanded B&W’s industrial environmental capabilities and provides additional channels to market

Design, engineer, manufacture and service industrial equipment for process industries worldwide

Specific technologies for industrial air pollution abatement and recovery

Coating and drying equipment for various end markets (including energy storage)

Recurring aftermarket business

2014 Revenue by Segment(1)

53%

U.S.

Environmental

Solutions 46%

Aftermarket Services 34%

$185.7M

Engineered Equipment 20%

47%

International

Footnote: (1) 2014 full-year segment revenue includes revenue attributable to previous owner and revenue attributable to B&W

Air Pollution Control Systems

Coating and Drying Equipment

Replacement Parts

Preventive Maintenance

Continued Disciplined Acquisition Program

. 38 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Market Opportunity

Industrial environmental business provides engineered solutions to a wide range of problems and processes in diverse and naturally growing end markets 5% projected annual market growth

Broad customer base includes ~3,100 businesses stretching across six continents and over 60 countries

Steady stream of repeat aftermarket orders from customers over a long equipment lifecycle promotes a strong relationship and recurring business over time

Footnote: Trademarks are the property of their respective owners.

. 39 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Global Demand Drivers

Growth Drivers

Environmental Solutions

Macro-economic growth

Aging installed base

Increasing regulation

Engineered Products

Macro-economic growth

Aging installed base

Focus on sustainability

Legend: = Main = Major = Minor

. 40 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Competitive Landscape

Footnote: Trademarks are the property of their respective owners.

. 41 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Industrial Environmental Strategy

Perform operationally and grow via acquisition

MEGTEC acquisition is highly complementary to B&W’s core competencies

History of acquisitions and opportunity for further synergistic consolidation in the fragmented industrial environmental market

B&W will continue to evaluate and execute strategic acquisitions that focus on expanding our existing capabilities as well as entering new, adjacent markets

Key Acquisition Criteria

Alignment with core competencies

Synergistic value

Long-term growth platform

Diversification or international growth

1997

TEC Systems and MEG Combine to Create MEGTEC

1998

Butler Automatic License of zero-speed splicers

1999

Thermo Wisconsin Dryer and emission control equipment

Wolverine

Air emission control division

2001

AMAL/ Enkel

Paster and splicer business

2006

Vara, Barnebey Sutcliffe, and Sutcliffe Speakman

Solvent recovery and distillation operations

2009

The former Ross Air Systems

Intellectual property for dryers and ovens

2013

TurboSonic

Air pollution control systems and liquid atomizing technologies

2014

Babcock & Wilcox MEGTEC: A Subsidiary of Babcock & Wilcox Power Generation Group, Inc.

. 42 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Case Study: Coffee Roasters

B&W serves a diverse customer base of industrial manufacturers, including global beverage industry leaders

B&W regenerative thermal oxidizer (RTO) technology effectively controls volatile organic compound (VOC) and odor emissions that result from coffee roasting operations

. 43 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Case Study: Polybutadiene Rubber Plant

B&W's international customer base includes Reliance Industries, a ~$70B Mumbai-based company

Reliance
Industries Limited



- B&W provided off gas treatment for a Polybutadiene Rubber Plant located in Hajira, Gujarat, India
- B&W technology included
  - Epsilon® RTO
  - Venturi scrubber
  - Steam preheater for exhaust gases
- A second installation on a Low Density Polyethylene (LDPE) plant is under construction
- Future opportunities with the customer include additional RTOs and scrubbers, distillation and purification solutions, captive power plants, and air pollution control equipment

B&W

44
© Babcock & Wilcox Enterprises, Inc. All rights reserved.

Financial Overview

. 45 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Growth Strategies Drive Value Creation

Optimize Traditional Business to Align with Changing Markets

Pursue Growth Opportunities in International Market

Continue Disciplined

Acquisition Program

Targeting margin improvement of 200-300 bps by 2017, primarily through Global Services

Targeting annual organic revenue growth of 3-5%, primarily through Global Power and Industrial Environmental

Growth in revenue and earnings

Targeting annual EPS growth of 10-12% in 2016 and 2017 before acquisitions

. 46 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Driving Margins Through Operational Improvement

Continue to aggressively identify additional cost reductions

Targeting the full 200-300 bps in operating margin improvements to be recognized by 2017

Activities to generate more than $75M in annual savings have been identified

Expect more than half of savings to drop to B&W’s bottom line

Remainder of savings will support top line growth through increased competitiveness

Approximately $20M in savings achieved through 1Q 2015

Associated restructuring costs to achieve these savings of $35M—$50M

Global Manufacturing Consolidation

Engineering

International Efficiency Improvements

Supply Chain Optimization

Organizational Efficiency Improvements

. 47 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Strong and Growing Backlog

Positions B&W well for future growth

B&W continues to build a more diverse backlog, both by geography and by market

Significant amount of aftermarket business is not reflected in backlog totals and provides additional revenue support

~40% of backlog expected to be realized in 2017 and after

Backlog

$2,506 $2,581 $2,247 $1,972 $2,072 $1,605

$3,000 $2,500 $2,000 $1,500 Thousands $1,000 $500 $0

2010 2011 2012 2013 2014 LTM 3/31/15

Geographic Diversification

Intl. 22%

U.S. 78%

Intl. 47%

U.S. 53%

Backlog: 12/31/13

Backlog: 3/31/15

End Market Diversification

Non-Coal 63%

Coal 37%

Non-Coal 67%

Coal 33%

Backlog: 12/31/13

Backlog: 3/31/15

. 48 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Pro Forma Capitalization

Well-capitalized stand-alone business with capacity to fund growth

Pro Forma Capital Structure

($ in millions)

At Spin

Cash (U.S.)

$105

Cash (Outside U.S.)

175

Total Cash

$280

Revolver Availability(1)

485

Total Liquidity

$765

Total Debt

3

Shareholders’ Equity

$645

Capital Allocation Priorities

Cost reduction initiatives

Global business development

Acquisitions

Return of capital

Footnote: (1) $600M revolving line of credit, net of $115M of expected outstanding letters of credit under the credit facility.

. 49 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Segment Profitability Characteristics

Segment Revenue

Millions

$3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

$105 $147 $603 $781 $712 $603 $472 $486

$939 $1,005 $1,055 $909 $939 $822

2010 2011 2012 2013 2014 LTM 3/31/15

Global Services Global Power Industrial Environmental

Segment Gross Profit and Gross Margin

Millions

$600 $500 $400 $300 $200 $100 $0

23.7%

22.8% 23.6% 21.4% 21.3% 21.9% 22.0% 17.7% 20.6% 20.1%

$35 $178 $25 $126 $100 $95

$221 $225 $194 $205

25.0% 20.0% 15.0% 10.0% 5.0% 0.0%

2012 2013 2014 LTM 3/31/15

Global Services Global Power Industrial Environmental

Global Services

Flat revenue

Mix impacts average margin

Top priority is driving margin

Global Power

Revenue growth driven by international projects

Stable margins

Good project execution provides margin upside

Industrial Environmental

Revenue growth in line with market growth

Consistent mix of new equipment and aftermarket services

Stable margins

. 50 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Improving Cash Flow Profile

Net Work-in-Process Millions

$300 $250 $200 $150 $100 $50 $0

$249 $228

$160 $132

$72 $40

2010 2011 2012 2013 2014 LTM 3/31/15

Net work-in-process (Net WIP)

= advanced billings less contracts-in-progress

Net WIP position is impacted by

Market cycles

Market contracting conditions

Project terms and timing

Strong contracting environment in 2011 and 2012 led to a large Net WIP balance

Pro Forma Operating Cash Flow

Millions

$60 $50 $40 $30 $20 $10 $0

($10)

($20)

$52 $48

($8) ($6)

2012 2013 2014 1Q 2015

Stabilization of Net WIP

Heightened focus on working capital management

Capital expenditures approximately equal to depreciation

Pension funding requirements have eased

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Capital Expenditures

Capital Expenditures(1)

Millions

$45 $40 $35 $30 $25 $20 $15 $10 $5 $0

$5 $40

$4 $5

~$23 $19

$15 $16

2012 2013 2014 2015E 2016F

& Beyond

Business CapEx ProForma Corporate CapEx

Footnote: (1) 2012, 2013 and 2014 business capital expenditures are pro forma for MEGTEC business prior to B&W ownership

B&W Facility in Monterrey

2015 increase in capital expenditures is primarily related to the expansion of the Monterrey facility Going forward, B&W expects normalized annual capital expenditures of $20M—$25M

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Pension Update

Mark-to-Market Gain/(Loss)

Millions

$100 $50 $0

($50)

($100)

($150)

$90

?

($6)

($99)

2012 2013 2014 2015E

Pension Funding Status

Thousands

$1,500 $1,000 $500 $0

$1,236 $1,150 $1,079 $980 $882 $918

2012 2013 2014

Plan Assets Plan Liabilities

Pension Contribution

Millions

$90 $80 $70 $60 $50 $40 $30 $20 $10 $0

$83

$29

$8 $5

2012 2013 2014 2015E

Benefit of remaining salaried participants will be frozen on December 31, 2015 A 25 bps increase in interest rate decreases the pension benefit obligation by approximately $36M Mark-to-market accounting policy results in volatility in earnings (non-cash)

Primarily reflects the re-estimate of plan liabilities due to changes in discount rate

Pension contributions are expected to remain modest going forward

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FY 2015 Guidance

Revenues of approximately $1.7B

Represents 15% year-over-year growth

Combination of core growth and the full-year impact of MEGTEC acquisition

Adjusted Earnings per Share of $1.10 to $1.30

Excludes any mark-to-market adjustment for pension and post-retirement benefits, spin-related transaction costs and restructuring charges Includes $13M share of BWC annual corporate overhead plus incremental stand-alone costs of $8-$10M in second half of 2015 ($14-$16M per year post-2015) Assumes effective tax rate between 32% and 34%

2015 Quarterly EPS

Second quarter EPS slightly less than first quarter due to timing Third and fourth quarter EPS improves incrementally Approximately 60% of annual earnings are expected to be realized in the third and fourth quarters

Targeting annual EPS growth of 10-12% in 2016 and 2017 before acquisitions

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Closing Remarks

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Three-Pronged Strategy Drives EPS Growth and Shareholder Value

Optimize Traditional Business to Align with Changing Market (Increase Margin)

Pursue Growth Opportunities in International Market

(Increase Revenue)

Continue Disciplined Acquisition Program

(Increase Revenue and Margin)

. 56 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Management Alignment with Shareholder Interests

Earnings Per Share

Return on Invested Capital

Total Shareholder Return

Cash Flow

Management team will be rewarded ONLY if we deliver shareholder value

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Investment Highlights

Strong Foundation

Great Brand Associated with Quality, Reliable Delivery and Innovation

Customer and Strategic Partner Relationships

Experienced Management Team

Recurring Aftermarket Services Business

Significant Earnings Upside

Three-Pronged Growth Strategy Aligned with Businesses

Technology Leader in Global Power Generation

Established Platform in Industrial Environmental Market

Strong Balance Sheet Enables Strategy Execution

.. 58 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Appendix

. 59 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

B&W Management Team

E. James Ferland Chairman and Chief Executive Officer

A seasoned executive with more than 25 years of experience in the utility and commercial nuclear power industry, Mr. Ferland joined B&W in April 2012 as President and Chief Executive Officer.

Immediately prior to joining B&W, Mr. Ferland served as President of the Americas division at Westinghouse Electric Company. He also served as President and Chief Executive Officer of Louisiana Energy Services (LES), where LES obtained a combined construction and operating license for an enrichment plant issued by the U.S. Nuclear Regulatory Commission, among several other accomplishments. Earlier in his career, he gained extensive power generation operation and leadership experience with various U.S.-based utilities.

Mr. Ferland holds a bachelor’s degree in nuclear engineering from Rensselaer Polytechnic Institute and a master’s degree in business administration from the University of Virginia Darden School of Business.

Jenny L. Apker Senior Vice President and Chief Financial Officer

Ms. Apker currently serves as Senior Vice President and Chief Financial Officer. She joined B&W in June 2010 as Vice President and Treasurer, and assumed added responsibility for the Investor Relations function in August 2012.

Prior to joining B&W, Ms. Apker served as Vice President and Treasurer of Dex One Corporation (formerly R.H. Donnelley Corporation), a marketing services company, from 2003 -2010. Before that, she was Assistant Treasurer at Allied Waste Industries, Inc., a waste services company, from 1998-2003. Her experience includes serving as Vice President of Wells Fargo Bank/First Interstate Bank of Arizona, and in a number of positions in Corporate Finance and Treasury at Greyhound Financial Corporation. She began her professional career in 1979 as a Financial Accountant at The Greyhound Corporation.

Ms. Apker holds a bachelor’s degree from Rice University, where she obtained degrees in managerial studies and political science.

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B&W Management Team

Mark S. Low

Senior Vice President, Global Services Division

Mr. Low is responsible for all of the company’s domestic and international service business. From 2012-2013, he was Vice President and General Manager of B&W’s Environmental Products and Services Division, responsible for the company’s environmental products and services business. From 2007 to 2012, he served as Vice President, Service Projects, and led all technical and commercial aspects of the company’s service business including project management, forecasting, costing, cost forecasting, and warranty resolution.

He initially joined B&W in 1979 as a Field Service Engineer. In 1989, he left the company to serve as Vice President of Sales for Tampella Power Corporation of Finland. He rejoined B&W in 1997 as Director of International Sales for the South American/Caribbean market and the global Pulp and Paper market, later serving as Manager of Business Development for the company’s former Fossil Power Division.

Mr. Low earned a bachelor’s degree in metallurgical engineering from Lafayette College.

D. Paul Scavuzzo

Senior Vice President, Global Power Division

Mr. Scavuzzo is responsible for the company’s new-boiler and environmental product lines in North America and internationally. He is also responsible for B&W’s Denmark-based subsidiary, Babcock & Wilcox Vølund, the company’s joint venture operations in China and India, and its Research & Development and Licensing activities. He has led the Global Power Division since March 2012. Before that, he was Vice President, Steam Generating Systems, from 2009 to 2012, leading the utility and industrial boiler business segment, including proposal and project execution of backlog projects and new contracts.

Mr. Scavuzzo joined the company as a Co-op Engineer while in college, and was subsequently hired in 1987 as a Field Service Engineer. He later served in a variety of positions within the company’s former Fossil Power Division, including Performance Engineering, Proposal Engineering, Project Engineering, and Proposal Management.

Mr. Scavuzzo holds both a bachelor’s and a master’s degree in mechanical engineering from The University of Akron, and a master’s of business administration from Kent State University.

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B&W Management Team

Ken Zak

Senior Vice President, Industrial Environmental Division

Mr. Zak is responsible for B&W’s Industrial Environmental business, which includes its B&W MEGTEC operations. Prior to assuming his current position in May 2015, he was Senior Vice President of Business Operations for B&W MEGTEC. From September 2003 to December 2012, he served as Vice President of the Industrial & Environmental Products Group. From September 1997 to September 2003, he was Director of Marketing & Business Development.

He joined B&W MEGTEC in 1992 as Director of Marketing Services. Before that, he held positions with W.R. Grace & Co. and Owens Corning Fiberglas, primarily serving in commercial development roles at corporate research facilities.

Mr. Zak holds a bachelor’s degree in chemistry from the University of Delaware and a master’s degree in industrial administration from the Krannert School of Management at Purdue University.

Peter J. Goumas

Senior Vice President, Operations

Mr. Goumas is responsible for B&W’s Engineering, Manufacturing, Supply Chain Management, Quality Assurance, Facility Services, Operational Excellence and Environmental, Health and Safety functions. Previously, he also served in a number of positions with the company’s former Babcock & Wilcox Nuclear Operations Group, including Vice President, Programs, Contracts and Business Development, and Vice President, Manufacturing and Business Development.

He joined B&W in 1985 as a Quality Assurance Engineer and subsequently served in various management positions of increasing responsibility in Barberton, OH, and Mt. Vernon, IN. He joined the former Marine Mechanical Corporation (MMC) in January 2002 as Vice President, Programs and Information Technology, and supported MMC’s integration into B&W’s business upon its acquisition in 2007.

Mr. Goumas holds a bachelor’s degree in mechanical engineering from the University of Akron and a master’s in business administration from Lynchburg College.

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B&W Management Team

Mark A. Carano

Senior Vice President, Corporate Development and Treasurer

Mr. Carano leads B&W’s corporate strategy and merger and acquisition activities. He provides oversight, leadership and direction as the company identifies, evaluates and pursues new business opportunities and strategic partnerships. As Treasurer, he is responsible for the strategic leadership and oversight of the company’s corporate finance and treasury operations functions.

He joined B&W in 2013 after serving as a Managing Director in the Investment Banking Group of Bank of America Merrill Lynch since 1996. Prior to that, he was in the Investment Banking Group of Deutsche Bank in New York, London and Baltimore.

Mr. Carano holds a bachelor’s degree from Vanderbilt University and a master’s in business administration from the Northwestern University Kellogg School of Management.

Elias Gedeon

Senior Vice President and Chief Business Development Officer

Mr. Gedeon has more than 30 years of experience in the power generation industry and has held various sales, operations and P&L leadership positions in the U.S. and overseas.

Prior to joining B&W in May 2014, he served as Alstom Power’s Boiler Group Vice President, Global Sales and Marketing since 2009, and from 2003 as Alstom’s Power Vice President Sales—Americas. From 1981 to 2002, Mr. Gedeon held a number of positions of increasing responsibility at Foster Wheeler Power Group and its subsidiaries including Executive Vice President, Global Sales and Marketing; and Vice President, Operations, Foster Wheeler Energia S.A. Spain. He began his professional career as a Service Engineer with Foster Wheeler Energy in 1981 and has worked and lived in many countries.

Mr. Gedeon holds a bachelor’s degree in engineering from Stevens Institute of Technology and a master’s in business administration from the University of Michigan Ross School of Business.

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B&W Management Team

Leslie C. Kass

Vice President, Investor Relations and Communications

Ms. Kass leads the investor relations, marketing/communications functions, and government relations areas. Previously, she was Vice President of Regulatory and Agency Relations, leading B&W’s efforts to develop a strong relationship with the Nuclear Regulatory Commission and other government agencies.

Before joining B&W in 2013, Ms. Kass was Vice President of Nuclear Regulatory Affairs for Westinghouse. She has also served at the Nuclear Energy Institute as Senior Director of Business Policy and Fuel Supply, leading the industry interface with the financial community and serving as a subject matter expert on the financial policies required to build new nuclear electric generating plants. After several years with Altran and Duke Engineering & Services, she served as Senior Project Manager for Entergy in its nuclear headquarters and later as Manager of Engineering Programs and Components at Arkansas Nuclear One Station.

Ms. Kass holds a degree in materials science and engineering from the Massachusetts Institute of Technology, and a master’s in business administration from the Duke University Fuqua School of Business.

J. André Hall

Senior Vice President and General Counsel

Mr. Hall is Senior Vice President, General Counsel and Corporate Secretary. He joined B&W in August 2013, serving as Assistant General Counsel, Transactions and Compliance, and responsible for corporate legal activities relating to global compliance, international trade compliance and mergers and acquisitions.

He has more than 20 years of legal experience in the aerospace, defense and chemical industries. His diverse legal background includes mergers and acquisitions, ethics and compliance, products liability litigation and international business transactions. Prior to joining B&W, Mr. Hall served as Global Business Practices & Compliance Officer for UTC Aerospace Systems, following United Technologies’ acquisition of Charlotte-based Goodrich Corporation. From 2000 to 2013, he held several roles of increasing responsibility at Goodrich, including serving as Goodrich’s Vice President of Business Conduct and Chief Ethics Officer.

Mr. Hall earned his undergraduate degree from Furman University and his law degree from the University of North Carolina.

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B&W Management Team

Wendy S. Radtke

Senior Vice President, Human Resources

Ms. Radtke provides direction and leadership for B&W’s global Human Resources functions and strategy including Total Rewards, talent acquisition, performance management, succession planning, diversity and inclusion, learning and development, and employee and labor relations, ensuring these areas are closely aligned with the company’s overall growth plans and business objectives.

From 2012-2015, Wendy served as Vice President of Talent Management at The Goodyear Tire & Rubber Company. From 2009 to 2012, she was Vice President, Asia Pacific Human Resources at Goodyear, located in Shanghai, China. Before joining Goodyear, Radtke spent eight years at Honeywell International where she held a variety of positions with increasing responsibility , including her last role as Vice President of Asia Pacific Human Resources for the Automation and Control Solutions business located in Shanghai, China. Wendy also held several HR-related positions of increasing responsibility at Pepsi Bottling Group and 3M Company.

Ms. Radtke earned a bachelor’s degree in English and psychology from Indiana University and a master’s degree in industrial relations from the University of Minnesota

. 65 © Babcock & Wilcox Enterprises, Inc. All rights reserved.

Non-GAAP Reconciliation

(In thousands except per share amounts)	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Pro Forma Net Income	$ 12,326	$ 8,133	$ (8,315)	$ 147,493	$ 106,933
Actuarial (Gains) Losses on Our Pension and Post-Retirement Plans	-	-	63,857	(60,248)	6,537
Special Charges for Restructuring Activities	1,462	926	12,950	12,215	-
Adjusted Pro Forma Net Income(1)	$ 13,788	$ 9,059	$ 68,492	$ 99,460	$ 113,470
Pro Forma Diluted Earnings Per Common Share	$ 0.23	$ 0.15	$ (0.15)	$ 2.62	$ 1.80
Actuarial (Gains) Losses on Our Pension and Post-Retirement Plans	-	-	1.18	(1.07)	0.11
Special Charges for Restructuring Activities	0.03	0.02	0.24	0.22	-
Adjusted Pro Forma Diluted Earnings Per Common Share(1)	$ 0.26	$ 0.16	$ 1.26	$ 1.77	$ 1.91
Pro Forma Weighted Average Diluted Shares Outstanding	53,573	55,443	54,239	56,343	59,511

(1) The pro forma diluted weighted average shares outstanding were based on the number of shares utilized to calculate BWC dilutive earnings per share for the three months ended March 31, 2015 and 2014 and the years ended December 31, 2014, 2013 and 2012 adjusted for an assumed distribution ratio of one share of New B&W's common stock for every two Company common shares. This calculation may not be indicative of the dilutive effect that will actually result from New B&W stock-based awards issued in connection with the adjustment of outstanding BWC stock-based awards, which will not be determined until after the distribution date.

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